Goodwill And Other Intangible Assets	12 Months Ended
Dec. 31, 2018
GOODWILL AND OTHER INTANGIBLE ASSETS
GOODWILL AND OTHER INTANGIBLE ASSETS

18. GOODWILL AND OTHER INTANGIBLE ASSETS

	Oil Sands	Refining and Marketing

($ millions)	Goodwill	Goodwill	Brand Name	Customer Lists	Total

At December 31, 2016	2 752	148	166	9	3 075

Disposal (note 33)	—	(8)	(4)	(1)	(13)

Additions	—	—	—	2	2

Amortization	—	—	—	(3)	(3)

At December 31, 2017	2 752	140	162	7	3 061

Additions	—	—	—	4	4

Amortization	—	—	—	(4)	(4)

At December 31, 2018	2 752	140	162	7	3 061

The company performed a goodwill impairment test at December 31, 2018 on its Oil Sands CGUs. Recoverable amounts were based on fair value less costs of disposal calculated using the present value of the CGUs' expected future cash flows. The primary sources of cash flow information are derived from business plans approved by executives of the company, which were developed based on macroeconomic factors such as forward price curves for benchmark commodities, inflation rates and industry supply-demand fundamentals. When required, the projected cash flows in the business plans have been updated to reflect current market assessments of key assumptions, including long-term forecasts of commodity prices, inflation rates, foreign exchange rates and discount rates specific to the asset (Level 3 fair value inputs).

Cash flow forecasts are also based on past experience, historical trends and third-party evaluations of the company's reserves and resources to determine production profiles and volumes, operating costs, maintenance and capital expenditures. Production profiles, reserves volumes, operating costs, maintenance and capital expenditures are consistent with the estimates approved through the company's annual reserves evaluation process and determine the duration of the underlying cash flows used in the discounted cash flow test.

Future cash flow estimates are discounted using after-tax risk-adjusted discount rates. The discount rates are calculated based on the weighted average cost of capital of a group of relevant peers that is considered to represent the rate of return that would be required by a typical market participant for similar assets. The after-tax discount rate applied to cash flow projections was 8% (2017 – 8%). The company based its cash flow projections on an average West Texas Intermediate price of US$58.00 per barrel in 2019, US$70.40 per barrel in 2020, US$75.30 per barrel in 2021, US$80.10 per barrel in 2022 and then escalating at an average of 3% per year from 2023 to 2024 and at an average of 2% thereafter, adjusted for applicable quality and location differentials depending on the underlying CGU. The forecast cash flow period ranged from 20 years to 50 years based on the reserves life of the respective CGU. As a result of this analysis, management did not identify impairment within any of the CGUs comprising the Oil Sands operating segment and the associated allocated goodwill.

The company also performed a goodwill impairment test of its Refining and Marketing CGUs. The recoverable amounts are based on the fair value less costs of disposal calculated using the present value of the CGUs' expected future cash flows, based primarily on the business plan and historical results adjusted for current economic conditions, and escalated using an inflation rate of 2% of revenue and operating costs. The after-tax discount rates applied to the cash flow projection were between 10% and 12% (2017 – between 10% and 12%). As a result of this analysis, no impairment was identified within the operating segment or the associated allocated goodwill.